Exhibit 10.10

FORM OF SHAREHOLDER’S RELEASE

For due and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, being a holder of equity securities (“Shareholder”) of the entities listed on Schedule I hereto (collectively referred to herein as the “Company”), hereby agrees, in connection with the execution and delivery of that certain Acquisition Agreement, dated as of May 19, 2006 by and among U.S. Auto Parts Network, a Delaware corporation (“Buyer”). PartsBin, Inc., a Delaware corporation and wholly-owned subsidiary of the Buyer (“PartsBin”). the Company and the holders of all of the outstanding equity interests in the Company (including the Shareholder) (the “Acquisition Agreement”), to release and discharge (to the fullest extent permitted by Applicable Law) Buyer, PartsBin and the Company (collectively, the “Company Entities”) and all of the present and former officers, directors, affiliates, shareholders, members, partners, attorneys, agents, insurers, employees, or other representatives of, and any predecessors, successors and assigns of, the Company Entities (collectively, the “Released Parties”), from any and all claims, suits, demands, damages (including, but not limited to, consequential and exemplary damages), judgments, liens, debts, attorneys’ fees, costs, actions and causes of action of every kind and nature, whether known or unknown, suspected or unsuspected in law or in equity.

The undersigned is aware of and understands the provisions of Section 1542 of the California Civil Code, which states:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

The undersigned hereby expressly waives the provisions of Section 1542 of the California Civil Code and the provisions of any other similar applicable statute or rule of law that restricts whatsoever the release of claims that may arise or first become known in the future, even if such claims if known would materially affect the undersigned’s decision to execute this release, and regardless of whether his, her or its lack of knowledge arises from ignorance, oversight, error, negligence or otherwise. The undersigned hereby agrees, represents and warrants to the Released Parties that the undersigned realizes and acknowledges that factual matters now unknown to the undersigned may have given or may hereafter give rise to causes of action, claims, suits, demands, debts, controversies, damages, costs, losses and expenses which are presently unknown, unanticipated and unsuspected, and further agrees, represents and warrants that the release provided hereunder has been negotiated and agreed upon in light of that realization and that the undersigned nevertheless hereby intends to release, discharge and acquit the Released Parties from any such unknown claims. Neither this release, nor any consideration offered in connection herewith, is to be construed as an admission of any liability. Notwithstanding the foregoing, this Shareholder Release shall exclude any liability for obligations explicitly set forth in the Acquisition Agreement or the other Transaction Documents, including, but not limited to, any right to receive cash, shares of the Buyer’s Common Stock, options to purchase the Buyer’s Common Stock, or the Sellers’ Note.

The undersigned represents, warrants and agrees that in executing and entering into this release it is not relying and has not relied upon any representations, promises or statements made by anyone that are not recited, contained or embodied herein.

This release shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

This release shall not be amended, altered, modified, changed or rescinded except by an instrument in writing signed by the parties hereto.

Unless the context clearly suggests otherwise, capitalized terms used and not otherwise defined herein shall have the meaning given in the Acquisition Agreement.

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IN WITNESS WHEREOF, the undersigned has caused this Shareholder Release to be duly executed, delivered and authorized, as of this 19th day of May, 2006.

/s/ Richard E. Pine
Signature

Richard E. Pine
Name of Shareholder

Authorized Representative (if an institution)

Title of Authorized Representative (if applicable)

Signature Page for Shareholder’s Release